UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 3, 2006
                Date of Report (Date of earliest event reported)

                                 INTELSAT, LTD.
             (Exact name of registrant as specified in its charter)

---------------------  ------------------------------  -------------------------
     Bermuda                       000-50262                   98-0346003
---------------------  ------------------------------  -------------------------
---------------------  ------------------------------  -------------------------
(State or other
jurisdiction of            (Commission File Number)          (IRS Employer
 incorporation)                                              Identification No.)
---------------------  ------------------------------  -------------------------

--------------------------------------    --------------------------------------
 Wellesley House North,
 2nd Floor, 90 Pitts Bay Road,                       HM 08
 Pembroke, Bermuda
--------------------------------------    --------------------------------------
--------------------------------------    --------------------------------------
 (Address of principal                             (Zip Code)
  executive offices)
--------------------------------------    --------------------------------------

       Registrant's telephone number, including area code: (441) 294-1650


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1.01, 1.02, 2.01, 2.03, AND 5.02.
ACQUISITION OF PANAMSAT HOLDING CORPORATION

          On July 3, 2006, Intelsat (Bermuda), Ltd. ("INTELSAT BERMUDA"), a wholly owned subsidiary of the registrant Intelsat, Ltd., completed the previously announced acquisition (the "ACQUISITION") of PanAmSat Holding Corporation ("PANAMSAT HOLDCO"), pursuant to a Merger Agreement, dated as of August 28, 2005, by and among Intelsat Bermuda, Proton Acquisition Corporation and PanAmSat HoldCo (the "MERGER AGREEMENT"). Pursuant to the Merger Agreement, Proton Acquisition Corporation merged with and into PanAmSat HoldCo, with PanAmSat HoldCo surviving the merger, and each share of common stock of PanAmSat HoldCo was converted into the right receive $25.00, plus approximately $0.00927 in respect of a pro rata quarterly dividend, in cash without interest.

          The Acquisition was financed by an issuance by Intelsat Bermuda of senior notes due 2013 and 2016 in an aggregate principal amount of $2.34 billion (the "INTELSAT NOTES"), a $600 million borrowing by Intelsat Bermuda under a Senior Bridge Loan Credit Agreement, dated as of July 3, 2006, by and between Intelsat Bermuda, the lenders from time to time parties thereto, Deutsche Bank AG Cayman Islands Branch, as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent and Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as Joint Lead Arrangers and Joint Bookrunners (the "SENIOR BRIDGE LOAN CREDIT AGREEMENT"), an issuance by PanAmSat Corporation, a wholly owned subsidiary of PanAmSat HoldCo ("PANAMSAT OPCO"), of 9% Senior Notes due 2016 in an aggregate principal amount of $575 million (the "PANAMSAT NOTES"), and cash on hand at Intelsat Bermuda, PanAmSat OpCo and their respective affiliates.

          As a result of the completion of the Acquisition, PanAmSat HoldCo became 100% owned by Intelsat Bermuda. The foregoing brief summary is qualified in its entirety by reference to the Merger Agreement included as Exhibit 99.1 hereto and incorporated herein by reference.

          Following the completion of the Acquisition, the name of PanAmSat HoldCo was changed to Intelsat Holding Corporation (and PanAmSat HoldCo will hereafter be referred to as Intelsat Holding Corporation) and the name of PanAmSat OpCo was changed to Intelsat Corporation (and PanAmSat OpCo will hereafter be referred to as Intelsat Corporation).

ISSUANCE OF NOTES

          On July 3, 2006, Intelsat Bermuda issued the Intelsat Notes. The Intelsat Notes consist of $750 million in aggregate principal amount of 9 1/4% Senior Notes due 2016 that are guaranteed by Intelsat, Ltd. and certain subsidiaries of Intelsat Bermuda (the "GUARANTEED NOTES"), $260 million in aggregate principal amount of Floating Rate Notes due 2013 (the "FLOATING RATE NOTES") and $1,330 million in aggregate principal amount of 11 1/4% Senior Notes due 2016 (the "2016 NOTES" and, together with the Floating Rate Notes, the "NON-GUARANTEED NOTES"). The Non-Guaranteed Notes are not guaranteed by any of the subsidiaries of Intelsat Bermuda, but these notes are guaranteed by Intelsat, Ltd. The Floating Rate Notes bear interest at LIBOR plus 600 basis points (determined in accordance with the Non-Guaranteed Notes Indenture referred to below). Also on July 3, 2006, Intelsat Corporation issued the PanAmSat Notes.

The net proceeds from these offerings were used, together with cash on hand and a borrowing by Intelsat Bermuda of $600 million under the Senior Bridge Loan Credit Agreement, to complete the Acquisition and to fund the purchase of certain outstanding notes of Intelsat Holding Corporation.

          The Indenture dated as of July 3, 2006 pursuant to which the Non-Guaranteed Notes were issued is attached hereto as Exhibit 4.1 and incorporated herein by reference (the "NON-GUARANTEED NOTES INDENTURE"). The Indenture dated as of July 3, 2006 pursuant to which the Guaranteed Notes were issued is attached hereto as Exhibit 4.2 and incorporated herein by reference (the "GUARANTEED NOTES INDENTURE" and, together with the Non-Guaranteed Notes Indenture, the "INDENTURES").

          The Indentures contain covenants which include, among other things: a limitation on Intelsat Bermuda and some of its restricted subsidiaries' ability to incur additional debt or issue disqualified or preferred stock; a limitation on Intelsat Bermuda's and some of its restricted subsidiaries' ability to pay dividends, make other equity distributions or repurchase or redeem capital stock; a limitation on Intelsat Bermuda's and some of its restricted subsidiaries' ability to make certain investments; a limitation on Intelsat Bermuda's and some of its restricted subsidiaries' ability to enter into transactions with affiliates; a limitation on merger, consolidation and sale of assets applicable to Intelsat Bermuda and some of its restricted subsidiaries; and a limitation on Intelsat Bermuda's and some of its restricted subsidiaries' ability to incur liens on any of Intelsat Bermuda's assets securing other indebtedness.

          The Indentures also contain events of default with respect to: default in payments of interest after a 30-day grace period or a default in the payment of principal when due; subject to a certain exception, default in the performance of any covenant in the Indentures that continues for more than 60 days after notice of default has been provided to Intelsat Bermuda; failure to make any payment when due, including applicable grace periods, under any indebtedness for money borrowed by Intelsat, Ltd., Intelsat Bermuda or a significant subsidiary thereof having a principal amount in excess of $75 million; the acceleration of the maturity of any indebtedness for money borrowed by Intelsat, Ltd., Intelsat Bermuda or a significant subsidiary thereof having a principal amount in excess of $75 million; failure by Intelsat, Ltd., Intelsat Bermuda or a significant subsidiary to pay final judgments aggregating in excess of $75 million, which judgments are not discharged, waived or stayed for 60 days; on certain events of bankruptcy, insolvency or reorganization of Intelsat, Ltd., Intelsat Bermuda or a significant subsidiary; or, with respect to the Guaranteed Notes, any guarantee of a significant subsidiary which ceases to be in full force and effect.

          The Intelsat Notes are redeemable on the dates, at the redemption prices and in the manner specified in the Indentures.

          Intelsat Bermuda agreed pursuant to a registration rights agreement (the "GUARANTEED NOTES REGISTRATION RIGHTS AGREEMENT") to make an offer to exchange the Guaranteed Notes for registered, publicly tradable notes that have substantially identical terms to the Guaranteed Notes. Intelsat Bermuda agreed pursuant to a registration rights agreement (the "NON-GUARANTEED NOTES REGISTRATION RIGHTS AGREEMENT") to make an offer to exchange the Non-Guaranteed Notes for registered, publicly tradable notes that have substantially identical terms to the Non-Guaranteed Notes.

          The Non-Guaranteed Notes Registration Rights Agreement, dated as of July 3, 2006, is attached hereto as Exhibit 4.3 and incorporated herein by reference. The Guaranteed Notes

Registration Rights Agreement, dated as of July 3, 2006, is attached hereto as
Exhibit 4.4 and incorporated herein by reference.

NEW CREDIT FACILITIES

          On July 3, 2006, Intelsat Bermuda entered into the Senior Bridge Loan Credit Agreement. Intelsat Bermuda borrowed the full $600 million available under the Senior Bridge Loan Credit Agreement on July 3, 2006 to finance the Acquisition.

          Borrowings under the Senior Bridge Loan Credit Agreement are unsecured and not guaranteed by any other entities. If the loans outstanding under the Senior Bridge Loan Credit Agreement are not repaid within one year after the date of borrowing (the "INITIAL MATURITY DATE"), the loans will be automatically exchanged for Exchange Notes in the same amount maturing ten years after the date of borrowing. The Exchange Notes are to be issued by Intelsat Bermuda pursuant to a form of indenture attached to the Senior Bridge Loan Credit Agreement. Holders of the Exchange Notes will have registration rights. The Senior Bridge Loan Credit Agreement contains substantially the same covenants and events of default as the Non-Guaranteed Notes Indenture.

          Borrowings under the Senior Bridge Loan Credit Agreement bear interest at the LIBOR rate in effect from time to time (determined in accordance with the Senior Bridge Loan Credit Agreement) plus 600 basis points. In no event will such interest rate exceed 11.25%.

          Also in connection with the Acquisition, Intelsat Subsidiary Holding Company, Ltd. (as borrower) and Intelsat Intermediate Holding Company, Ltd. (as guarantor), each an indirect wholly owned subsidiary of Intelsat, Ltd., entered into a Credit Agreement, dated as of July 3, 2006, with the several lenders from time to time parties thereto, Citicorp USA, Inc., as Administrative Agent, Credit Suisse, Cayman Islands Branch, as Syndication Agent, and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as Joint Lead Arrangers and Joint Bookrunners (the "NEW SUBHOLDCO CREDIT AGREEMENT").

          The New SubHoldCo Credit Agreement includes a $344.75 million Tranche B Term Loan facility with a seven year maturity and a $300 million Revolving Credit facility with a six-year maturity. Up to $200 million of the revolving credit facility is available for issuance of letters of credit. Additionally, up to $35 million of the revolving credit facility is available for swingline loans. Both the face amount of any outstanding letters of credit and any swing line loans reduce availability under the revolving credit facility on a dollar for dollar basis. The revolving credit facility is available on a revolving basis during the period beginning on the closing date of the Acquisition and the initial funding of the credit facilities and terminating six years later.

          Proceeds of the loans made under the New SubHoldCo Credit Agreement on July 3, 2006 were used to satisfy in full all obligations under the borrower's prior secured credit facility with Deutsche Bank Trust Company, as administrative agent. No early termination penalties were incurred in connection with the termination.

          The interest rates for the borrowings under the New SubHoldCo Credit Agreement range from the LIBOR Rate plus 2.00% to the LIBOR Rate plus 2.25%, or the ABR plus 1.00% to the

ABR plus 1.25%, depending on certain financial measures. The ABR and LIBOR are determined as specified in the New SubHoldCo Credit Agreement.

          Obligations under the New SubHoldCo Credit Agreement were guaranteed by certain of Intelsat's subsidiaries, as well as by Intelsat Intermediate Holding Company, Ltd., and secured by a perfected first priority security interest to the extent legally permissible in substantially all of the tangible and intangible assets of the borrower and guarantors, with certain agreed exceptions.

          The New SubHoldCo Credit Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Senior Bridge Loan Credit Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

EMPLOYMENT AGREEMENT WITH JOSEPH R. WRIGHT

          In connection with the Acquisition, Joseph R. Wright entered into an employment agreement with Intelsat Holdings, Ltd., the parent company of Intelsat, Ltd., on June 28, 2006 which provides for his employment as Chairman of the Board of Directors of Intelsat Holdings, Ltd., and Intelsat, Ltd., and Conny Kullman resigned as Chairman of the Board of Directors of Intelsat Holdings, Ltd. and Intelsat, Ltd.

          The terms of the employment agreement with Mr. Wright are substantially as follows. The employment agreement has a term of two years, with an option to extend for an additional year by mutual agreement. The employment agreement provides that Mr. Wright will be paid an annual base salary of $600,000 during the term, which will be reviewed for increase no less frequently than annually. The employment agreement also provides that Mr. Wright will be eligible for an annual discretionary bonus with a maximum payment of 100% of his annual base salary, based on meeting pre-established performance targets, which will be pro rated for the partial year 2006. During the employment term, Mr. Wright generally will be eligible to participate in Intelsat Holdings, Ltd.'s and its affiliates' employee benefit plans and programs and will receive certain perquisites set forth in the employment agreement.

          Under the employment agreement with Mr. Wright, Mr. Wright will receive a grant of options of Intelsat Holdings, Ltd. common shares equal to approximately 0.42% of the fully diluted common shares of Intelsat Holdings, Ltd., pro forma for all Intelsat Holdings, Ltd.'s common shares and options on common shares contemplated to be issued at or around the completion of the Acquisition and assuming repurchases of Intelsat Holdings, Ltd. common shares expected to be repurchased pursuant to agreements in effect as of the completion of the Acquisition. Such options (the "JW NEW OPTIONS") will vest in equal monthly installments over twenty four months commencing on the last day of the first full month following Mr. Wright's start date and subject to his continued employment through each applicable vesting date. The vesting of these time-vesting options will accelerate one year after any event that causes funds advised by or associated with Apax Partners Worldwide LLP, Apax Partners, L.P., Apollo Management V, L.P., MDP Global Investors, Limited, and Permira Advisers LLC (collectively, the "INVESTORS") (or other private equity investors) to cease to own collectively 40% or more of Intelsat Holdings, Ltd.

          Pursuant to the employment agreement with Mr. Wright, Mr. Wright agreed to roll over options on common stock of Intelsat Holding Corporation having a value of $2 million into options on Intelsat Holdings, Ltd.'s common shares having the same aggregate in-the-money value. Such options (the "JW ROLLOVER OPTIONS") will have the same terms and conditions (other than the number and type of shares and exercise price applicable thereto) as in effect prior to such conversion. The JW Rollover Options will also entitle Mr. Wright to receive dividend payments with respect to that number of Intelsat Holdings, Ltd. common shares having a value equivalent to the in-the-money value of his JW Rollover Options. Any such amount payable in respect of JW Rollover Options that are not vested as of the date such dividend is payable will be held in escrow until such options vest.

          Any common shares held by Mr. Wright as a result of the exercise of options may be repurchased by Intelsat Holdings, Ltd., and any options may be cancelled, at any time after his termination of employment for an amount equal to the fair market value (as defined in his employment agreement) of such shares or options (minus the exercise price, in the case of options).

          Except as described below, if Mr. Wright's employment is terminated without cause or if he resigns for good reason (in either case as defined in the employment agreement), subject to his continued compliance with the restrictive covenants described below, he will be paid an amount equal to 200% (reduced by 8.33% for each month of the first twelve months following his start date and preceding his date of termination, if applicable) of the sum of his annual base salary and target annual bonus, 50% of such amount to be paid six months after his termination and 50% to be paid in equal installments during the six months thereafter. Mr. Wright will also be paid any earned but unpaid compensation. In addition, his unvested JW Rollover Options will vest, and his unvested JW New Options will be forfeited unless such termination is within six months following a change of control (as defined in the employment agreement), in which case they will vest in full. His unvested performance-based options will remain outstanding for 180 days and, if the performance goals are not then met, the options will be forfeited. If Mr. Wright's employment is terminated without cause or if he resigns for good reason within six months following a change of control (as defined in the employment agreement), his severance amount will be paid in 12 equal monthly installments following his date of termination and the annual bonus portion of the severance calculation described above will instead be based on the highest of his target bonus in effect at termination, his target bonus paid in respect of the previous fiscal year or 100% of base salary.

          In the event that excise tax under Section 4999 of the U.S. Internal Revenue Code, as amended, is imposed on any compensation or benefits received by Mr. Wright that relate to his termination of employment without cause, by Mr. Wright for good reason or as a result of his death or disability at any time prior to the second anniversary of the completion of the Acquisition (and solely to the extent such excise tax results from the completion of the Acquisition), or in the event that excise tax is imposed on any compensation or benefits relating solely to the JW Rollover Options, Mr. Wright will receive an additional payment such that he will be placed in the same after-tax position that he would have been in had no excise tax been imposed.

          Mr. Wright's employment agreement also provides that, during his employment with Intelsat Holdings, Ltd. or its subsidiaries and for one year after his termination of employment, he will not compete with Intelsat Holdings, Ltd. or its subsidiaries or hire or attempt to hire any person who is or was in the previous year an employee of Intelsat Holdings, Ltd. or its subsidiaries.

EMPLOYMENT AGREEMENT WITH JAMES FROWNFELTER

          On May 18, 2006, Intelsat Holdings, Ltd. entered into an employment agreement with James Frownfelter, under which he began employment with Intelsat Holdings, Ltd.'s U.S. subsidiary, Intelsat Holding Corporation, as its President and Chief Operating Officer effective as of the completion of the Acquisition. The employment agreement with Mr. Frownfelter has an initial term of one year, which will renew automatically for successive one-year periods unless a notice not to renew is provided by either party. The employment agreement provides that Mr. Frownfelter will be paid an annual base salary of $600,000 during the term, which will be reviewed for increase no less frequently than annually. The employment agreement also provides that Mr. Frownfelter will be eligible for an annual discretionary bonus with a maximum payment of 87.5% of his annual base salary, based on meeting pre-established performance targets, pro rated for the partial year 2006. A compensation committee of Intelsat Holdings, Ltd's board of directors (or the board of directors or committee of the applicable affiliate), in its sole discretion, may award Mr. Frownfelter an additional bonus of up to 50% of his maximum bonus in the event of significant performance beyond pre-established performance targets. During the employment term, Mr. Frownfelter is generally eligible to participate in Intelsat Holdings, Ltd.'s and its affiliates' employee benefit plans and programs and will receive certain perquisites, including the reimbursement of relocation expenses, set forth in the employment agreement.

          Under the employment agreement with Mr. Frownfelter, Mr. Frownfelter will receive a grant of options of Intelsat Holdings, Ltd. common shares equal to approximately 0.84% of the outstanding common shares of Intelsat Holdings, Ltd., pro forma for all Intelsat Holdings, Ltd. common shares and options on common shares contemplated to be issued at or around the completion of the Acquisition and assuming repurchases of Intelsat Holdings, Ltd. common shares expected to be repurchased pursuant to agreements in effect as of the completion of the Acquisition. Such options (the "JF NEW OPTIONS") will vest in equal monthly installments over sixty months commencing on the last day of the first full month following Mr. Frownfelter's start date and subject to his continued employment through each applicable vesting date. The vesting of these time-vesting options will accelerate one year after any event that causes the Investors (or other private equity investors) to cease to own 40% or more of Intelsat Holdings, Ltd.

          Mr. Frownfelter agreed to roll over options on common stock of Intelsat Holding Corporation having a value of $1.5 million into options on Intelsat Holdings, Ltd. common shares having the same aggregate in-the-money value. Such options (the "JF ROLLOVER OPTIONS") will have the same terms and conditions (other than the number and type of shares and exercise price applicable thereto) as in effect prior to such conversion. The JF Rollover Options will also entitle Mr. Frownfelter to receive dividend payments with respect to that number of Intelsat Holdings, Ltd. common shares having a value equivalent to the in-the-money value of his rollover options. Any such amount payable in respect of JF Rollover Options that are not vested as of the date such dividend is payable will be held in escrow until such options vest.

          Any common shares held by Mr. Frownfelter as a result of the exercise of options may be repurchased by Intelsat Holdings, Ltd. and any options may be cancelled, at any time after his termination of employment for an amount equal to the fair market value (as defined in his employment agreement) of such shares or options (minus the exercise price, in the case of options).

          Except as described below, if Mr. Frownfelter's employment is terminated without cause or if he resigns for good reason (in either case as defined in the employment agreement), subject to his continued compliance with the restrictive covenants described below, he will be paid an amount equal to 200% (reduced by 8.33% for each month of the first twelve months following his start date and preceding his date of termination, if applicable) of the sum of his annual base salary and target annual bonus, 50% of such amount to be paid six months after his termination and 50% to be paid in equal installments during the six months thereafter. Mr. Frownfelter will also be paid any earned but unpaid compensation. In addition, his unvested JF Rollover Options will vest, and his unvested JF New Options will be forfeited unless such termination is within six months following a change of control (as defined in the employment agreement), in which case they will vest in full. His unvested performance-based options will remain outstanding for 180 days and, if the performance goals are not then met, the options will be forfeited. If Mr. Frownfelter's employment is terminated without cause or if he resigns for good reason within six months following a change of control (as defined in the employment agreement), his severance amount will be paid in 12 equal monthly installments following his date of termination and the annual bonus portion of the severance calculation described above will instead be based on the highest of his target bonus in effect at termination, his target bonus paid in respect of the previous fiscal year or 87.5% of base salary.

          In the event that excise tax under Section 4999 of the U.S. Internal Revenue Code, as amended, is imposed on any compensation or benefits received by Mr. Frownfelter that relate to his termination of employment without cause, by Mr. Frownfelter for good reason or as a result of his death or disability at any time prior to the second anniversary of the completion of the Acquisition (and solely to the extent such excise tax results from the completion of the Acquisition), or in the event that excise tax is imposed on any compensation or benefits relating solely to the JF Rollover Options, Mr. Frownfelter will receive an additional payment such that he will be placed in the same after-tax position that he would have been in had no excise tax been imposed.

          Mr. Frownfelter's employment agreement also provides that, during his employment with Intelsat Holdings, Ltd. or its subsidiaries and for one year after his termination of employment, he will not compete with Intelsat Holdings, Ltd. or its subsidiaries or hire or attempt to hire any person who is or was in the previous year an employee of Intelsat Holdings, Ltd. or its subsidiaries.

AMENDMENT TO EMPLOYMENT AGREEMENT WITH JEFFREY P. FREIMARK

          The employment agreement between Intelsat Holdings, Ltd., Intelsat, Ltd. and Jeffrey P. Freimark, the Chief Financial Officer of Intelsat, Ltd., dated March 16, 2006 was amended as of July 3, 2006 to provide for the grant of an additional 7,121 options on Intelsat Holdings, Ltd. common shares and to provide that all options granted under the employment agreement and amendment are time-vesting only, and will vest on the same schedule and subject to the same terms and conditions provided for time vesting options in the employment agreement.

ITEM 7.01       REGULATION FD DISCLOSURE.

              In connection with the completion of the Acquisition, Intelsat issued a press release, a copy of which is attached hereto as Exhibit 99.2 and which is furnished herewith.

 ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

              (a) The financial information required by this item has not been filed on this initial Current Report on Form 8-K. Instead, financial information will be filed by amendment within 71 days of the date that this initial report on Form 8-K is required to be filed with the Securities Exchange Commission.

              (b) The pro forma financial information required by this item has not been filed on this initial Current Report on Form 8-K. Instead, the pro forma financial information will be filed by amendment within 71 days of the date that this initial report on Form 8-K is required to be filed with the Securities Exchange Commission.

              (c)   Not applicable.

              (d)   Exhibits.

Exhibit No.               Document Designation
----------                --------------------
4.1                       Indenture for the Floating Rate Senior Notes due 2013
                          and the 11 1/4% Senior Notes due 2016, dated as of July 3, 2006, by and among Intelsat (Bermuda), Ltd.
                          as Issuer, Intelsat, Ltd. as Parent Guarantor and
                          Wells Fargo Bank, National Association, as Trustee.

4.2 Indenture for the 9 1/4% Senior Notes due 2016, dated as of July 3, 2006, by and between Intelsat (Bermuda), Ltd. as Issuer, Intelsat, Ltd., as Parent Guarantor, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee.

4.3 Registration Rights Agreement for the Floating Rate Senior Notes due 2013 and the 11 1/4% Senior Notes due 2016, among Intelsat (Bermuda), Ltd., Intelsat, Ltd., Deutsche Bank Securities Inc., Lehman Brothers Inc., Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. as Representatives of the Initial Purchasers named therein.

4.4 Registration Rights Agreement for the 9 1/4% Senior Notes due 2016, dated as of July 3, 2006, among Intelsat (Bermuda), Ltd., Intelsat, Ltd. the Subsidiary Guarantors named therein and Deutsche Bank Securities Inc., Lehman Brothers Inc., Credit Suisse Securities (USA) LLC, and Citigroup Global Markets Inc. as Representatives of the Initial Purchasers named therein.

10.1 Credit Agreement, dated as of July 3, 2006, by and among Intelsat Subsidiary Holding Company, Ltd., as the Borrower, Intelsat Intermediate Holding Company, Ltd., the Several Lenders from Time to Time Party Thereto, Citicorp USA, Inc., as Administrative Agent, Credit Suisse,

                          Cayman Islands Branch, as Syndication Agent, and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as Joint Lead Arrangers and Joint Bookrunners.

10.2 Senior Bridge Loan Credit Agreement, dated as of July 3, 2006, among Intelsat (Bermuda), Ltd., as the Borrower, the Several Lenders from Time to Time Parties Thereto, Deutsche Bank AG Cayman Islands Branch, as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent and Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as Joint Lead Arrangers and Joint Bookrunners, including the form of exchange notes, indenture, and registration rights agreement.

99.1 Merger Agreement, dated as of August 28, 2005, by and between Intelsat (Bermuda), Ltd., Proton Acquisition Corporation and PanAmSat Holding Corporation (incorporated by reference to Exhibit 2.1 of Intelsat, Ltd.'s Form 8-K filed on August 30, 2005).

99.2                      Press Release dated July 3, 2006.

                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 10, 2006


                                              INTELSAT, LTD.


                                              By: /s/ Phillip L. Spector
                                                  -----------------------
                                              Name:   Phillip L. Spector
                                              Title:  Executive Vice President,
                                                      General Counsel and
                                                      Assistant Secretary

                                  EXHIBIT INDEX


Exhibit No.                Document Designation
----------                 --------------------
4.1                        Indenture for the Floating Rate Senior Notes due 2013
                           and the 11 1/4% Senior Notes due 2016, dated as of July 3, 2006, by and among Intelsat (Bermuda), Ltd.
                           as Issuer, Intelsat, Ltd. as Parent Guarantor and
                           Wells Fargo Bank, National Association, as Trustee.

4.2 Indenture for the 9 1/4% Senior Notes due 2016, dated as of July 3, 2006, by and between Intelsat (Bermuda), Ltd. as Issuer, Intelsat, Ltd., as Parent Guarantor, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee.

4.3 Registration Rights Agreement for the Floating Rate Senior Notes due 2013 and the 11 1/4% Senior Notes due 2016, among Intelsat (Bermuda), Ltd., Intelsat, Ltd., Deutsche Bank Securities Inc., Lehman Brothers Inc., Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. as Representatives of the Initial Purchasers named therein.

4.4 Registration Rights Agreement for the 9 1/4% Senior Notes due 2016, dated as of July 3, 2006, among Intelsat (Bermuda), Ltd., Intelsat, Ltd. the Subsidiary Guarantors named therein and Deutsche Bank Securities Inc., Lehman Brothers Inc., Credit Suisse Securities (USA) LLC, and Citigroup Global Markets Inc. as Representatives of the Initial Purchasers named therein.

10.1 Credit Agreement, dated as of July 3, 2006, by and among Intelsat Subsidiary Holding Company, Ltd., as the Borrower, Intelsat Intermediate Holding Company, Ltd., the Several Lenders from Time to Time Party Thereto, Citicorp USA, Inc., as Administrative Agent, Credit Suisse, Cayman Islands Branch, as Syndication Agent, and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as Joint Lead Arrangers and Joint Bookrunners

10.2 Senior Bridge Loan Credit Agreement, dated as of July 3, 2006, among Intelsat (Bermuda), Ltd., as the Borrower, the Several Lenders from Time to Time Parties Thereto, Deutsche Bank AG Cayman Islands Branch, as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent and Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as Joint Lead Arrangers and Joint Bookrunners, including the form of exchange notes, indenture, and registration rights agreement.

99.1 Merger Agreement, dated as of August 28, 2005, by and between Intelsat (Bermuda), Ltd., Proton Acquisition Corporation and PanAmSat Holding Corporation (incorporated by reference to Exhibit 2.1 of Intelsat, Ltd.'s Form 8-K filed on August 30, 2005).

99.2                       Press Release dated July 3, 2006.